SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 13, 2003


                              PLANVISTA CORPORATION
                    -----------------------------------------

               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                          1-13772                  13-3787901
 --------------                  ------------------         -------------------
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
      Incorporation)                                        Identification No.)


     4010 BOY SCOUT BLVD., SUITE 200                              33607
             TAMPA, FLORIDA
      -----------------------------                           ---------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (813) 353-2300

           -----------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c)  Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Press release dated May 13, 2003 regarding first quarter earnings.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PLANVISTA CORPORATION

Date: May 13, 2003             By: /s/ Donald W. Schmeling
                                  ----------------------------------------------
                                       Donald W. Schmeling
                                       Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

Exhibit 99.1           Press Release dated May 13, 2003.